UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 13, 2006
Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51719 (Commission File Number)	65-1177591 (IRS Employer Identification No.)

650 Washington Road, 8th Floor Pittsburgh, Pennsylvania	15228
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (412) 440-1400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Lopus Employment Agreement
On April 13, 2006 Linn Operating, Inc (“Linn Operating”), a wholly-owned subsidiary of Linn Energy, LLC, and Linn Energy, LLC (the “Company”) entered into an employment agreement, effective as of April 3, 20006 (the “Employment Agreement”) with Thomas A. Lopus, providing for the employment of Mr. Lopus as Senior Vice President-Operations of Linn Operating. The Employment Agreement provides for an annual base salary of $175,000 subject to annual increase. The Employment Agreement also provides for a guaranteed bonus of not less than $125,000 (“Guaranteed Bonus”) and thereafter, incentive compensation payable at the discretion of the Company’s board of directors. In addition, under the Employment Agreement Mr. Lopus is entitled to receive:
•	an option to purchase 50,000 units at an exercise price of $19.74 per unit subject to a service based three-year vesting schedule (the “Service Based Option”);

•	a second option to purchase 25,000 units at an exercise price of $19.74 per unit subject to a specified service requirement and a performance based vesting schedule; and

•	a grant of 20,000 restricted units subject to a specified service requirement and a performance based vesting schedule.
The Service Based Option will vest in equal annual installments over three years and will vest in full upon a change of control or a termination without cause, with good reason or upon Mr. Lopus’ death or disability.
The performance based unit option award and restricted unit grant (the “Performance Awards”) vest upon the later of the date the performance goal for each tier is achieved, and the date of the required service period for each tier set forth in the third column of the following schedule:

Tier	Performance Goal	Service Period
Company's annualized distribution
rate is at least:
Tier A	$1.92 per unit	March 31, 2007

Tier B	$2.30 per unit	March 31, 2008

Tier C	$2.76 per unit	March 31, 2009

In the event the performance goal applicable to a particular tier is not met on or before December 31, 2009, that tier shall be forfeited as of December 31, 2009. Upon a change of control or a termination without cause, with good reason or upon Mr. Lopus’ death or disability the Performance Awards vest to the extent that the applicable performance goals set have been met with respect to each tier on or before the date of termination.
In the event of termination by Linn Operating other than for cause or termination by Mr. Lopus for good reason, the Employment Agreement provides for severance payments, if prior to the April 3, 2007, in 12 monthly installments and, if after April 3, 2007, in 24 monthly installments in an amount equal to one-twelfth (1/12th) of his highest Base Salary in effect at any time during the 36 months prior to the date of termination (“Highest Base Salary”). In the event of termination by Linn Operating other than for cause or termination by Mr. Lopus for good reason, on or prior to December 31, 2006 he will be entitled to a cash payment equal to his pro-rata Guaranteed Bonus. If, within one year of a change of control, we terminate his employment other than for cause or Mr. Lopus terminates his employment for good reason, he will be entitled to receive a lump-sum payment equal to, his Highest Base Salary if prior to April 3, 2007, two times his Highest Base Salary if on or after April 3, 2007 and the Company’s annualized distribution rate at the time of the change of control is at least $2.30 per unit, three times his Highest Base Salary if on or after April 3, 2008 and before December 31, 2009 and the Company’s annualized distribution rate at the time of the change of control is at least $2.76 per unit or up to three times his Highest Base Salary if on or after December 31, 2009 depending upon whether or not the foregoing specified annual distribution rates were achieved by the Company in the specified time periods set forth above.
The Employment Agreement prohibits Mr. Lopus from soliciting any of our employees or customers as well as from competing with us for a period of two years. The non-compete provision will not be applicable if we terminate Mr. Lopus within one year of a change of control.
The full text of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety. The Linn Energy, LLC Long-Term Incentive Plan Restricted Unit Grant Agreement and the Linn Energy, LLC Long-Term Incentive Plan Option Agreement relating to the Performance Awards are attached hereto as Exhibits 10.2 and 10.3, respectively and are incorporated herein by reference in their entirety.
Merriam Separation Agreement
Effective April 14, 2006 (following the expiration of a seven-day revocation period), Linn Operating, Inc., Linn Energy, LLC, Linn Energy Holdings, LLC, Chipperco, LLC and Mid Atlantic Well Service, Inc. (collectively, the “Company”) entered into a separation agreement and general release (the “Separation Agreement”) with Mr. Gerald Merriam, Executive Vice President-Engineering Operations for Linn Operating, Inc. and an officer in certain of its affiliated entities in connection with Mr. Merriam’s resignation. Under the terms of the Separation Agreement and following the expiration of a seven-day statutory revocation period Mr. Merriam resigned with such resignation to be effective as of April 7, 2006 and received a severance payment of $217,600, less all applicable withholdings.
Mr. Merriam has agreed to release the Company and their predecessors, successors, affiliates, shareholders, unitholders, directors, officers, employees and agents from all claims arising from the beginning of time to the date of the Separation Agreement, including but not limited to claims relating to Mr. Merriam’s employment relationship with the Company, termination of such relationship and his capacity as a unitholder of the Company.
Additionally, Mr. has agreed to make himself available to the Company available from time to time for a period not to exceed one year to provide consulting services to the Company at an hourly rate of $100 per hour.
The full text of the Separation Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Employment Agreement, dated effective as of April 3, 2006 between Linn Operating, Inc. and Thomas A. Lopus

Exhibit 10.2	Linn Energy, LLC Long-Term Incentive Plan Restricted Unit Grant Agreement, dated effective as of April 13, 2006 between Linn Energy, LLC and Thomas A. Lopus

Exhibit 10.3	Linn Energy, LLC Long-Term Incentive Plan Option Agreement, dated effective as of April 13, 2006 between Linn Energy, LLC and Thomas A. Lopus

Exhibit 10.4
Separation Agreement and General Release, dated effective as of April 7, 2006 between Linn Operating, Inc., Linn Energy, LLC, Linn Energy Holdings, LLC, Chipperco, LLC and Mid Atlantic Well Service, Inc. and Gerald Merriam.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC
Date: April 18, 2006	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Employment Agreement, dated effective as of April 3, 2006 between Linn Operating, Inc. and Thomas A. Lopus

Exhibit 10.2	Linn Energy, LLC Long-Term Incentive Plan Restricted Unit Grant Agreement, dated effective as of April 13, 2006 between Linn Energy, LLC and Thomas A. Lopus

Exhibit 10.3	Linn Energy, LLC Long-Term Incentive Plan Option Agreement, dated effective as of April 13, 2006 between Linn Energy, LLC and Thomas A. Lopus

Exhibit 10.4
Separation Agreement and General Release, dated effective as of April 7, 2006 between Linn Operating, Inc., Linn Energy, LLC, Linn Energy Holdings, LLC, Chipperco, LLC and Mid Atlantic Well Service, Inc. and Gerald Merriam.